                                                                  Execution Copy



                               SECURITY AGREEMENT

                          Dated as of October 16, 2001

                                     between

                           VITA SPECIAL PURPOSE CORP.,
                                   as Grantor,

                                       and

                  PAUL CAPITAL ROYALTY ACQUISITION FUND, L.P.,
                                   as Grantee

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

Exhibits
--------

Exhibit A                        Form of Patent Security Agreement
Exhibit B                        Form of Trademark Security Agreement
Exhibit C                        Form of Copyright Security Agreement

Schedules
---------
Schedule I                       Locations of Certain Collateral
Schedule II                      Offices For Filing Financing Statements
Schedule III                     Patents and Trademarks

                               SECURITY AGREEMENT

               SECURITY AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Security Agreement"), is dated as of October 16, 2001 and entered into between VITA SPECIAL PURPOSE CORP., a Delaware corporation (the "Grantor") and PAUL CAPITAL ROYALTY ACQUISITION FUND, L.P., a Delaware limited partnership (the "Grantee").

                                    RECITALS

               WHEREAS, Grantor, Grantee and Orthovita, Inc., a Pennsylvania corporation ("Orthovita"), have entered into the Revenue Interests Assignment Agreement, dated as of October 16, 2001 (as amended, modified or supplemented from time to time, the "Assignment Agreement"); and

               WHEREAS, it is a condition precedent to the payment of the Closing Purchase Price Payment by Grantee under the Assignment Agreement that Grantor shall have granted the security interests contemplated by this Security Agreement.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees, for the benefit of Grantee, as follows:

                                   ARTICLE I

                                   DEFINITIONS
Section 1.1.   Certain Terms.
               -------------

               The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings:

               "Account" shall have the meaning as provided in the UCC.

               "Assignee Concentration Account" shall have the meaning set forth in the Assignment Agreement.

               "Assignor Concentration Account" shall have the meaning set forth in the Assignment Agreement.

               "Assignment Agreement" shall have the meaning set forth in the recitals hereto.

               "Bankruptcy Event" shall have the meaning set forth in the Assignment Agreement.

               "Collateral" shall have the meaning set forth in Section 2.1.

               "Copyright Security Agreement" means the form of Copyright Security Agreement that may be executed and delivered by Grantor to Grantee and attached hereto as Exhibit C, as such agreement may be amended, supplemented or otherwise modified from time to time.

               "Event of Default" shall mean a Bankruptcy Event, or a failure by Grantor to pay or cause to be paid the applicable repurchase price due to Grantee under Section 5.07(a) or 5.07(c) of the Assignment Agreement.

               "General Intangible" shall have the meaning as provided in the UCC.

               "Grantor" shall have the meaning set forth in the preamble hereto.

               "Instrument" shall have the meaning as provided in the UCC.

               "Intellectual Property" shall have the meaning set forth in the Assignment Agreement.

               "Obligations" shall have the meaning set forth in the Assignment Agreement.

               "Patents" shall have the meaning set forth in the Assignment Agreement.

               "Patent License" means any written agreement now or hereafter in existence granting to Grantor any right to use any invention on which a Patent is in existence.

               "Patent Security Agreement" means the Patent Security Agreement executed and delivered by Grantor to Grantee and attached hereto as Exhibit A, as such agreement may be amended, supplemented or otherwise modified from time to time.

               "Pledged Deposit Accounts" shall have the meaning set forth in
Section 2.1(i) hereof.

               "Proceeds" shall have the meaning as provided in the UCC.

               "Products" shall have the meaning set forth in the Assignment Agreement.

               "Receivables" mean the Royalty Interests and the Related Receivables.

               "Related Receivables" shall have the meaning set forth in Section 2.1(f).

               "Security Agreement" shall have the meaning set forth in the preamble hereto.

               "Trademark Security Agreement" means the Trademark Security Agreement executed and delivered by Grantor to Grantee and attached hereto as Exhibit B, as such agreement may be amended, supplemented or otherwise modified from time to time.

               "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York, as amended from time to time, and any successor statute; provided that if by reason of mandatory provision of law, the perfection or the effect of perfection or non-perfection of the security interest in the Collateral is governed by the Uniform Commercial Code of another jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provision hereof relating to such perfection or effect of perfection or non-perfection.

Section 1.2.   Assignment Agreement Definitions.
               --------------------------------

               Unless otherwise defined herein or the context otherwise requires, capitalized terms used but not defined in this Security Agreement, including its preamble and recitals, have the meanings provided in the Assignment Agreement.

Section 1.3.   UCC Definitions.
               ---------------

               Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement, including its preamble and recitals, with such meanings.

Section 1.4.   Other Interpretive Provisions.
               -----------------------------

               (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

               (b) The words "hereof," "herein," "hereunder" and similar words refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement; and subsection, Section, Schedule, and Exhibit references are to this Security Agreement unless otherwise specified.

               (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                       (ii) The term "including" is not limiting and means "including without limitation".

                       (iii) The term "property" includes any kind of property or asset, personal or mixed, tangible or intangible, other than real property.

               (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Security Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Transaction Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing, or interpreting the statute or regulation.

               (e) The captions and headings of this Security Agreement are for convenience of reference only and shall not affect the interpretation of this Security Agreement.

                                   ARTICLE II

                                SECURITY INTEREST

Section 2.1.   Grant of Security.
               -----------------

               As collateral security for the prompt, full and faithful payment and performance when due of the Obligations, Grantor hereby assigns, pledges, transfers and grants to Grantee a continuing lien on and a security interest in (subject to such limitations in enforcement set forth in Section 6.2) all of Grantor's right, title, and interest in and to the following property, wherever the same may be now or hereafter located, whether now owned or hereafter existing or acquired (the "Collateral"):

               (a) all Royalty Interests;

               (b) all License Agreements (but only with respect to sales of Products in the Territories);

               (c) all Distribution Agreements (but only with respect to sales of Products in the Territories);

               (d) the Assignment Documents;

               (e) all Intellectual Property;

               (f) all Accounts, contract rights, payment intangibles, Instruments, and General Intangibles, in each case, constituting, comprising, evidencing or otherwise relating to any of the foregoing in this Section 2.1 (any and all such Accounts, contract rights, payment intangibles, Instruments, and General Intangibles being the "Related Receivables");

               (g) all books, records, data bases, and information, in each case, specifically relating to and only to the extent relating to any of the foregoing in this Section 2.1;

               (h) all money now or at any time in the possession or under the control of, or in transit to Grantee or Grantor relating to any of the foregoing in this Section 2.1; and

               (i) the Assignee Concentration Account and the Assignor Concentration Account (collectively, the "Pledged Deposit Accounts"), all funds on deposit in each such account, all investments arising out of such funds, all claims thereunder or in connection therewith and special purpose subaccounts maintained therein, and all monies and credit balances from time to time held in the Pledged Deposit Accounts or such subaccounts; all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Grantor in substitution for or in addition to any or all of the then existing items described in this subsection (i); and all interest, dividends, cash, securities, rights, instruments and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts, such funds, or such investments or received in exchange for any or all of the items described in this subsection (i); and

               (j) all products and Proceeds of and from any and all of the foregoing Collateral, all proceeds which constitute property of the types described in clauses (a) through (i) and, to the extent not otherwise included, all payments under insurance (whether or not Grantee is the loss payee thereof), including return premiums with respect thereto, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

Section 2.2.   Continuing Security Interest.
               ----------------------------

               (a) This Security Agreement shall create a continuing security interest in the Collateral and shall:

                       (i) remain in full force and effect until the payment and performance in full of all the Obligations;

                       (ii) be binding upon Grantor and its successors, transferees and assigns; and

                       (iii) inure, together with the rights and remedies of Grantee, to the benefit of Grantee and its successors and assigns.

               (b) Grantor and Grantee intend that the transactions contemplated by the Assignment Agreement be true sales of the Assigned Interests by Grantor to Grantee, providing Grantee with the full benefits of ownership of the Assigned Interests free and clear of any liens, and neither Grantor nor Grantee intends the transactions contemplated hereby to be, or for any purpose to be characterized as, a loan from Grantee to Grantor. If, however, notwithstanding the intent of the parties the transactions contemplated by the Assignment Agreement are deemed by any court of competent jurisdiction to constitute a loan from Grantee to Grantor, Grantee and Grantor hereby agree that this Security Agreement shall constitute the grant by Grantor of a continuing lien on and a security interest in all of Grantor's right, title, and interest in and to the Assigned Interests.

               (c) Upon the payment and performance in full of the Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, Grantee will, at Grantor's sole expense, promptly execute and deliver to Grantor such instruments and documents necessary and as Grantor shall reasonably request to evidence such termination.

Section 2.3.   Grantor Remains Liable.
               ----------------------

               Anything herein to the contrary notwithstanding:

               (a) Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

               (b) the exercise by Grantee of any of its rights and remedies hereunder shall not release Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

               (c) Grantee shall not have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, and Grantee shall not be obligated to perform or fulfill any of the obligations or duties of Grantor thereunder or to take any action to collect or (x) to make any inquiry as to the nature or sufficiency of any payment Grantor may be entitled to receive thereunder; (y) present or file and claim or (z) enforce any claim for payment assigned hereunder.

Section 2.4.   Other Creditors.
               ---------------

               Grantor and Grantee agree that, in the event Grantor grants to a lender a security interest in or rights to any portion of collections from the License Agreements and the Distribution Agreements which includes such collections with respect to sales of the Products in the Territories, Grantee agrees, and Grantor shall, under the terms of its agreements with such lender, cause such lender to agree, that each of Grantee's and such lender's right to enforce collections under such agreements shall be shared on a pari passu basis based upon the rights granted to Grantee under the Security Agreement and the right granted by Grantor to such lender.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

               Grantor represents and warrants to Grantee as of the date hereof as follows:

Section 3.1.   Location of Collateral, etc.
               ---------------------------

               (a) On the date hereof, the place(s) of business and chief executive office of Grantor and the office(s) where Grantor keeps its records concerning the Receivables are located at the addresses set forth on Item A of
Schedule I.

               (b) Grantor has no trade name.

               (c) During the past five years, Grantor has not been known by any name different from the one set forth on the signature page hereto, and Grantor has not been the subject of any merger or other corporate reorganization.

               (d) None of the Receivables is evidenced by a promissory note or other instrument.

Section 3.2.   Ownership; No Liens.
               -------------------

               Grantor owns the Collateral free and clear of any Liens except for the security interest created by this Security Agreement. No effective security agreement, financing statement, assignment, equivalent security, lien or other instrument similar in effect covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of Grantee relating to this Security Agreement.

Section 3.3.   Validity.
               --------

               This Security Agreement creates a valid security interest in the Collateral securing the payment and performance in full of the Obligations. Upon the filing of appropriate financing statements in the applicable filing offices in the jurisdictions listed in Schedule II, all filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the first priority security interest granted by Grantor to Grantee in the Collateral will have been accomplished and will create a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens, except as set forth in Schedule 3.04 to the Assignment Agreement.

Section 3.4.   Intellectual Property.
               ---------------------

               The Patents and the trademarks listed in Schedule III constitute all registered Intellectual Property owned or used by Grantor. The execution, delivery and performance of this Security Agreement or the Assignment Agreement by Grantor will not violate or cause a default under any of the Intellectual Property or any material agreement in connection therewith. The Grantor further represents and warrants as to those representations and warranties set forth in
Section 3.12 of the Assignment Agreement as if set forth in its entirety herein.

Section 3.5.   Authorization, Approval.
               -----------------------

               No authorization, approval, or other action by, and no notice to or filing with, any Government Authority or other Person is required either:

               (a) for the grant by Grantor of the security interest granted hereby or for the execution, delivery, and performance of this Security Agreement by Grantor; or

               (b) for the perfection of or exercise by Grantee of its rights and remedies hereunder, other than (i) the filing of financing statements in the offices listed in Item B of Schedule I, (ii) the filing of the Patent Security Agreement and the Trademark Security Agreement with the U.S. Patent and Trademark Office, and (iii) the establishment of the Pledged Deposit Accounts in accordance with Section 5.10 of the Assignment Agreement.

Section 3.6.   Enforceability.
               --------------

               This Security Agreement is the legally valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms.

                                   ARTICLE IV

                                    COVENANTS

               Grantor hereby covenants and agrees that, so long as this Security Agreement shall remain in effect, Grantor agrees to the following:

Section 4.1.   As to Receivables.
               -----------------

               (a) Grantor shall keep its place(s) of business and its chief executive office and the office(s) where it keeps its books and records (including those concerning the Receivables) and all original copies of the Distribution Agreements and the License Agreements located, in each case, at its address specified in Item A of Schedule I, or, upon 30 days' prior written notice to Grantee, at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.4 shall have been taken with respect to the Receivables, the Distribution Agreements and the License Agreements; not change its name or its state or place of incorporation or organization except upon 30 days' prior written notice to Grantee; and hold and preserve such books and records.

               (b) Except as otherwise provided in this subsection (b), until an Event of Default has occurred and is continuing, Grantor shall continue to collect, at its own expense, all amounts due or to become due Grantor under the Vita Licensing Agreements, the Distribution Agreements and the License Agreements. In connection with such collections, provided no Event of Default shall have occurred and be continuing, Grantor may take such action as Grantor may deem necessary or advisable to enforce collections pursuant to the Vita SPC License Agreement or the applicable Distribution Agreement or License Agreement. At any time after an Event of Default has occurred and is continuing, Grantee shall have the right to notify the account debtors or obligors under any Receivables of the security interest of Grantee in such Receivables to Grantee and to direct such account debtors or obligors to make payment to Grantee of any amounts due or to become due thereunder and enforce collection of any of the Receivables by suit or otherwise and surrender, release or exchange all or any part thereof, or adjust, settle or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. If an Event of Default has occurred and is continuing, upon the request of Grantee, Grantor will, at its own expense, notify any parties obligated on any of the Receivables to make payment to Grantee of any amounts due or to become due thereunder, and in such event, Grantee is authorized to endorse, in the name of Grantor, any item representing any payment on or other proceeds of any of the Receivables.

               (c) After an Event of Default has occurred and is continuing: (i) all amounts and proceeds (including Instruments) received by Grantor in respect of any Receivables shall be received in trust for the benefit of Grantee hereunder, shall be segregated from other funds of Grantor, and shall be forthwith paid over to Grantee in the same form as so received (with any necessary endorsements) to be held as cash collateral and applied as provided by this Security Agreement; and (ii) subject to Section 5.10 of the Assignment Agreement, Grantor shall not adjust, settle, or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

               (d) After the occurrence and during the continuance of an Event of Default, (A) Grantee may in its own name or in the name of others communicate with account debtors in order to verify with them to Grantee's reasonable satisfaction the existence, amount and terms of any Receivables and (B) Grantee shall have the right, at Grantor's expense, to make test verifications of the Receivables in any reasonable manner and through any medium that it considers advisable, and Grantor agrees to furnish all such assistance as Grantee may reasonably require in connection therewith.

Section 4.2.   [Intentionally omitted.]


Section 4.3.   Intellectual Property.
               ---------------------

               Grantor shall concurrently herewith deliver to Grantee the Patent Security Agreement, the Trademark Security Agreement and all other documents, instruments and other items as may be necessary for Grantee to file such agreements with the United States Patent and Trademark Office and any similar domestic or foreign office, department or agency. If, before the Obligations are paid in full, Grantor obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property not listed on the schedules to the Patent Security Agreement or the Trademark Security Agreement, Grantor shall give to Grantee prompt written notice thereof, and shall execute and deliver to Grantee a new Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement (each, an "Intellectual Property Security Agreement"), as applicable, in the forms attached hereto as Exhibits A, B and C, respectively, and all other documents, instruments and other items as may be necessary for Grantee to record its security interest in any such new Intellectual Property with the United States Patent and Trademark Office, the United States Copyright office and any similar domestic or foreign office, department or agency. All registrations and applications for registration of Intellectual Property shall be scheduled in recordable form in the applicable Intellectual Property Security Agreement. Grantor shall: (a) preserve and maintain all rights in the Intellectual Property; and (b) upon and after the occurrence of an Event of Default, use its best efforts to obtain any consents, waivers or agreements necessary to enable Grantor to exercise its remedies with respect to the Intellectual Property in the Territories. Grantor shall not abandon any right to file a patent or trademark application relating to the Intellectual Property in the Territories nor shall Grantor abandon any pending patent or trademark application or patent, trademark or copyright (including without limitation any Patents or Patent Licenses) without the prior written consent of Grantee.

Section 4.4.   Transfers and Other Liens.
               -------------------------

               Except as otherwise permitted by the Assignment Agreement, Grantor shall not:

               (a) grant a security interest in (x) the Assigned Interests, (y) the Royalty Interests or (z) the other Collateral described in the Security Agreement;

               (b) sell, assign (by operation of law or otherwise), lease, transfer or otherwise dispose of any of, or grant any Person an option with respect to, the Collateral; or

               (c) make any loans, dividends or distributions to Orthovita or Vita Licensing so long as any default in any payment obligations by Orthovita or Vita Licensing under the

Assignment Agreement or any other Transaction Document has occurred and is continuing. So long as no such default exists or is continuing, Grantor shall be permitted to make loans, dividends and other distributions to Orthovita or Vita Licensing without restriction pursuant hereto.

Section 4.5.   Further Assurances.
               ------------------

               Grantor agrees that, from time to time at its own cost and expense, Grantor will promptly execute and deliver and will cause to be executed and delivered all further instruments, assignments, notices, agreements and documents, including, without limitation, financing and continuation statements, and will take all further action and will cause all further action to be taken, that may be reasonably necessary or desirable, or that Grantee may reasonably request, in order to create, preserve, perfect and protect any security interest granted or purported to be granted hereby and the priority thereof or to enable Grantee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing Grantor will:

               (a) if any Collateral shall be evidenced by a promissory note or other instrument or negotiable document, deliver and pledge to Grantee hereunder such promissory note, instrument or negotiable document duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Grantee, except any such document evidencing or relating to transactions between Grantor and Orthovita;

               (b) execute and file, record or register such financing or continuation statements, or amendments thereto, and such other instruments, assignments or notices, as may be necessary or desirable, or as Grantee may request, in order to create, preserve, perfect and protect the security interests and other rights granted or purported to be granted to Grantee, except any such document evidencing or relating to transactions between Grantor and Orthovita;

               (c) furnish to Grantee, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Grantee may reasonably request, and all in reasonable detail and in accordance with the terms of the Assignment Agreement; and

               (d) at Grantee's request, appear in and defend any action or proceeding that may affect Grantor's title to or Grantee's security interest in the Collateral.

With respect to the foregoing and the grant of the security interest hereunder, Grantor hereby authorizes Grantee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor where permitted by law. A carbon, photographic, or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

Section 4.6.   General Covenants.
               -----------------

               Without limiting any of the foregoing covenants, Grantor agrees
(a) not to use or permit any Collateral to be used unlawfully or in material violation of any provision of the Assignment Agreement, this Security Agreement, any other Transaction Document or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; and (b) to pay promptly when due all taxes, assessments, charges, encumbrances and Liens now or hereafter imposed upon or affecting any Collateral.

                                   ARTICLE V

                          RIGHTS AND DUTIES OF GRANTEE

Section 5.1.   Grantee Appointed Attorney-in-Fact.
               ----------------------------------

               Grantor hereby irrevocably appoints Grantee (and all Persons designated for that purpose) as Grantor's true and lawful attorney-in-fact, with full authority and power in the place and stead of Grantor and in the name of Grantor, Grantee or otherwise, from time to time in Grantee's discretion from and after the occurrence and during the continuation of an Event of Default to take any appropriate action and to execute any instrument that Grantee may deem reasonably necessary or advisable to accomplish the purposes of this Security Agreement (but Grantee shall not be obligated to and shall have no liability to Grantor or any third party for failure so to do) including, without limitation:

               (a) to ask, demand, collect, enforce, sue for, recover, compromise, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

               (b) to receive, endorse, and collect any checks, drafts or other instruments, documents, and chattel paper in connection with clause (a) above;

               (c) to file any claims or take any action or institute any proceedings (or to settle, adjust or compromise any such proceeding) that Grantee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Grantee with respect to any of the Collateral;

               (d) to perform the affirmative obligations of Grantor hereunder (including all obligations of Grantor pursuant to Section 4.4);

               (e) to execute and deliver for and on behalf of Grantor any and all instruments, documents, agreements, and other writings necessary or advisable for the exercise on behalf of Grantor of any rights, benefits or options created or existing under or pursuant to the Collateral; and

               (f) to execute endorsements, assignments, or other instruments of conveyance and transfer.

Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 5.1 is irrevocable and coupled with an interest.

Section 5.2.   Grantee May Perform.
               -------------------

               If Grantor fails to perform any agreement contained herein, Grantee may itself (but shall not be obliged to) perform, or cause performance of, such agreement, provided that Grantee shall in any event first have given Grantor written notice of its intent to do the same and Grantor shall not have, within 30 days of such notice (or such shorter period as Grantee may reasonably determine is necessary in order to preserve the benefits of this Security Agreement with respect to any material portion of the Collateral), paid such claim or obtained to Grantee's satisfaction the release of the claim or Lien to which such notice relates. Grantor agrees to reimburse Grantee upon demand for any costs and expenses, including, without limitation, reasonable attorneys' fees, Grantee incurs while acting as Grantor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations secured hereby.

Section 5.3.   Limitations on Duties of Grantee.
               --------------------------------

               Grantee shall be obligated to perform such duties and only such duties as are specifically set forth in this Security Agreement, and no implied covenants or obligations shall be read into this Security Agreement against Grantee. If an Event of Default has occurred and is continuing, Grantee shall exercise the rights and powers vested in it by this Security Agreement, and shall not be liable (except for its gross negligence or willful misconduct) with respect to any action taken by it, or omitted to be taken by it, in accordance with, and subject to the limitations contained in, the Assignment Agreement.

Section 5.4.   Reasonable Care.
               ---------------

               It is understood and agreed between the parties hereto that Grantee's duty with respect to the custody, safekeeping, and physical preservation of the Collateral in its possession should be to deal with it in the same manner as Grantee deals with similar property for its own account; provided, however, that Grantee shall not be required to make any presentment, demand, or protest, or give any notice, and need not take any action to preserve any rights against any other Person with respect to the Collateral.

                                   ARTICLE VI

                                    REMEDIES

Section 6.1.   Certain Remedies.
               ----------------

               If any Event of Default shall have occurred and is continuing:

               (a) Grantee may exercise in respect of the Collateral, in addition to other rights available to it at law or in equity or otherwise, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (i) require Grantor to, and Grantor hereby agrees that it will, at its expense and upon request of

Grantee forthwith, assemble all or part of the Collateral as directed by Grantee and make it available to Grantee at a place to be designated by Grantee that is reasonably convenient to both parties, (ii) exercise any and all rights and remedies of Grantor under or in connection with the Collateral, (iii) withdraw all monies, securities and other property in the Pledged Deposit Accounts for application to the Obligations, (iv) foreclose or otherwise enforce Grantee's security interest in any manner permitted by law or provided for in this Security Agreement, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any place or places for cash, on credit, or for future delivery, and upon such other terms as Grantee may deem commercially reasonable, (vi) recover from Grantor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Grantee in exercising any right, power, privilege or remedy provided by this Security Agreement or by law, (vii) without notice or demand of legal process, all of which are hereby expressly waived by Grantor, enter into property where any Collateral is located and take possession thereof, and (viii) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent Grantee deems appropriate; provided, however, that notwithstanding the foregoing to the contrary, Grantee may sell or otherwise dispose the Collateral or any portion thereof in its then condition without any preparation or processing. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' prior notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Grantee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Grantee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Upon any sale or other disposition pursuant to this Security Agreement, Grantee shall have the right to deliver, assign and transfer to grantee thereof the Collateral or portion thereof and transfer to grantee thereof the Collateral or portion thereof so sold or disposed of. Each grantee at any such sale or other disposition (including Grantee) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Grantor and Grantor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

               (b) All cash proceeds received by Grantee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied: first, to all costs, fees and expenses incurred by Grantee; and second, to the Obligations. If any non-cash proceeds are received in connection with any sale of Collateral, Grantee shall apply such non-cash proceeds to the Obligations. Any surplus of such cash, cash proceeds or non-cash proceeds held by Grantee after payment in full of all the Obligations shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus.

Section 6.2. Transfer of Title. Notwithstanding anything to the contrary, to the
             -----------------
extent title in or to the Intellectual Property is transferred to a third party, the third party shall take its rights in the Intellectual Property subject to the obligations and duties of: (i) Vita Licensing under the Vita License Agreement and (ii) and Grantor under the Vita SPC Patent License Agreement and the Vita SPC Trademark License Agreement.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

Section 7.1.   Amendments.
               ----------

               No amendment, modification or waiver of any provision of this Security Agreement or the Assignment Agreement, and no consent to any departure by Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by Grantee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 7.2.   Release of Collateral.
               ---------------------

               If any of the Collateral shall be sold, transferred, or otherwise disposed of by Grantor in a transaction not expressly prohibited by the Assignment Agreement, then Grantee shall, at Grantor's written request, promptly execute and deliver to Grantor (at the sole cost and expense of Grantor) such instruments or documents necessary and as Grantor shall reasonably request to release the Liens created hereby on such Collateral, including any necessary UCC amendment, termination statement or partial termination statement.

Section 7.3.   Notices.
               -------

               All notices and other communications shall be given as set forth in Section 8.03 of the Assignment Agreement.

Section 7.4.   Waiver; Cumulative Remedies.
               ---------------------------

               (a) No failure to exercise and no delay in the exercise, on the part of Grantee, of any right, remedy, power, or privilege hereunder and no course of dealing with respect thereto shall impair such right, remedy, power or privilege or be construed to or operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, remedy, power or privilege.

               (b) Grantor waives any right to require Grantee to proceed against any Person or to exhaust any Collateral or to pursue any remedy in such Grantee's power.

               (c) The rights, powers and remedies of Grantee under this Security Agreement shall be in addition to all rights, powers and remedies given to Grantee by virtue of any statute or rule of law, the Assignment Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Grantee's security interest in the Collateral.

Section 7.5.   Successors and Assigns.
               ----------------------

               The provisions of this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Grantor may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of Grantee. Grantee may assign without restriction (i) its rights to receive any and all payments due hereunder, (ii) any rights hereunder assigned to a special purpose entity in connection with a securitization of the interests of the Grantee herein, and (iii) any rights hereunder to an Affiliate of Grantee.

Section 7.6.   Counterparts.
               ------------

               This Security Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

Section 7.7.   Severability.
               ------------

               The illegality or unenforceability of any provision of this Security Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Security Agreement or any instrument or agreement required hereunder.

Section 7.8.   Governing Law and Jurisdiction.
               ------------------------------

               (a) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES).

               (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, GRANTOR HEREBY IRREVOCABLY CONSENTS TO AND ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. GRANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS SECURITY AGREEMENT OR ANY DOCUMENT RELATED HERETO.

Section 7.9.   Waiver of Jury Trial.
               --------------------

               EACH OF GRANTOR AND GRANTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITY AGREEMENT.



                            [Signature page follows]

               IN WITNESS WHEREOF, Grantor and Grantee have caused this Security Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.


GRANTOR:                         VITA SPECIAL PURPOSE CORP.

                                 By:  /s/ Joseph M. Paiva
                                    ----------------------------
                                          Name: Joseph M. Paiva
                                          Title: Vice President

GRANTEE:                         PAUL CAPITAL ROYALTY ACQUISITION FUND, L.P.
                                 By:     Paul Capital Management, LLC,

                                         its General Partner

                                 By: /s/ Walter Flamenbaum
                                    ----------------------------
                                         Name: Walter Flamenbaum, M.D.
                                         Title: Managing Member



                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                                                                       EXHIBIT A
                                                           TO SECURITY AGREEMENT
                                    AGREEMENT
                                    (Patent)
        This Agreement (Patent) (this "Agreement"), dated as of October 16, 2001, is made by Vita Special Purpose Corp., a Delaware corporation (the "Grantor"), in favor of Paul Capital Royalty Acquisition Fund, L.P., a Delaware limited partnership (the "Grantee").

                                    RECITALS
        Pursuant to the terms of that certain Security Agreement, dated as of October 16, 2001 (as may be amended, extended and replaced from time to time, the "Security Agreement"), made by the Grantor in favor of the Grantee, the Grantor granted the Grantee a security interest in all of the Grantor's patents, trademarks, copyrights and other intellectual property and agreed to execute and deliver certain supplemental documents, including, without limitation, this Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantor agrees, for the benefit of the Grantee as follows:

1.      Definitions

        Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

2.      Grant of Security Interest

        As collateral security for the prompt and complete payment and performance of the Obligations, the Grantor hereby assigns and pledges to the Grantee and hereby grants to the Grantee a security interest in, all of the Grantor's right, title and interest in and to the following, whether now or hereafter existing or acquired (the "Patent Collateral"):

        (a) all Patents, including without limitation those listed in Item A of Attachment 1 hereto;

        (b) all Patent licenses, including without limitation each Patent license referred to in Item B of Attachment 1 hereto (collectively, the "Patent Licenses");

        (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses (a) and (b) above ; and

        (d) all proceeds of, and rights associated with, any of the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any Patent and for breach or enforcement of any Patent License and all rights corresponding thereto throughout the world.

3.      Security Agreement

        This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Grantee in the Patent Collateral with the United States Patent and Trademark Office and Canadian Patent and Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Grantee under the Security Agreement. The Security Agreement (and all rights and remedies of the Grantee thereunder) shall remain in full force and effect in accordance with its terms.

4.      Release of Security Interest

        Upon the indefeasible payment in full of the Obligations then due and payable, the security interest granted herein shall automatically terminate, and all rights to the Patent Collateral shall revert to the Grantor. Upon any such termination, the Grantee shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as Grantor shall reasonably request to release the Lien upon the Patent Collateral which has been granted hereunder to evidence such termination.

5.      Acknowledgment

        The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

6.      Transfer of Title.

        Notwithstanding anything to the contrary, to the extent title in or to the Patent Collateral is transferred to a third party, the third party shall take its rights in the Patent Collateral subject to the obligations and duties of: (i) Vita Licensing under the Vita License Agreement and (ii) and Grantor under the Vita SPC Patent License Agreement.

7.      Counterparts

        This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original, and all of which shall constitute together but one and the same agreement.

                            [Signature page follows]

        IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the day and year first above written.

                                      VITA SPECIAL PURPOSE CORP.

                                      By: ______________________________________
                                      Name:
                                      Title:

Accepted and Acknowledged By:
PAUL CAPITAL ROYALTY ACQUISITION FUND
By:     Paul Capital Management, LLC,
        its General Partner
By:  ____________________________________
        Name:   Walter Flamenbaum, M.D.
        Title:  Managing Member

                            ACKNOWLEDGMENT OF GRANTOR


STATE OF ___________________        )

                                    ) ss.

COUNTY OF__________________         )

        On this ____ day of _____________, ____ before me personally appeared ____________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of __________________________________ , who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.



-----------------------------
{seal} Notary Public

                     [Signature page to Agreement (Patent)]

                                                                       EXHIBIT B
                                                           TO SECURITY AGREEMENT

                                    AGREEMENT
                                   (Trademark)
        This Agreement (Trademark) (this "Agreement"), dated as of October 16, 2001, is made by Vita Special Purpose Corporation, a Delaware corporation, (the "Grantor"), in favor of Paul Capital Royalty Acquisition Fund, L.P., a Delaware limited partnership (the "Grantee").

                                    RECITALS
        Pursuant to the terms of that certain Security Agreement, dated as of October 16, 2001 (as may be amended, extended and replaced from time to time, the "Security Agreement"), made by the Grantor in favor of the Grantee, the Grantor granted the Grantee a security interest in all of the Grantor's patents, trademarks, copyrights and other intellectual property and agreed to execute and deliver certain supplemental documents, including, without limitation, this Agreement.

               NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantor agrees, for the benefit of the Grantee, as follows:

1.      Definitions

               Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

2.      Grant of Security Interest

               As collateral security for the prompt and complete payment and performance of the Obligations, the Grantor hereby assigns and pledges to the Grantee and hereby grants to the Grantee a security interest in, all of the Grantor's right, title and interest in and to the following, whether now or hereafter existing or acquired (the "Trademark Collateral"):

         (a) all trademarks and service marks of the Grantor related to the Products in the Territories, including all registrations and recordings thereof, and all applications for registrations thereof, including without limitation those registrations and applications for registration of trademarks and service marks that are listed in Item A of Attachment 1 hereto (collectively, the "Trademarks");

         (b) all licenses of Trademarks to or by Grantor, including without limitation each Trademark license referred to in Item B of Attachment 1 hereto (collectively, the "Trademark Licenses");

         (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b) above;

         (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b) above; and

         (e) all proceeds of, and rights associated with, any of the foregoing, including any claim by the Grantor against third parties for past, present, or future infringement or dilution of any Trademark or Trademark License or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark License.

3.      Security Agreement

               This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Grantee in the Trademark Collateral with the United States Patent and Trademark Office and Canadian Patent and Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Grantee under the Security Agreement. The Security Agreement (and all rights and remedies of the Grantee thereunder) shall remain in full force and effect in accordance with its terms.

4.      Release of Security Interest

               Upon the indefeasible payment in full of the Obligations then due and payable, the security interest granted herein shall automatically terminate, and all rights to the Trademark Collateral shall revert to the Grantor. Upon any such termination, the Grantee shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as Grantor shall reasonably request to release the Lien upon the Trademark Collateral which has been granted hereunder to evidence such termination.

5.      Acknowledgment

               The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

6.      Transfer of Title

               Notwithstanding anything to the contrary, to the extent title in or to the Trademark Collateral is transferred to a third party, the third party shall take its rights in the Trademark Collateral subject to the obligations and duties of: (i) Vita Licensing under the Vita License Agreement and (ii) and Grantor under the Vita SPC Trademark License Agreement.

7.      Counterparts

               This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original, and all of which shall constitute together but one and the same agreement.

                            [Signature page follows]

               IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the day and year first above written.

                                      VITA SPECIAL PURPOSE CORP.



                                      By: ______________________________________
                                      Name:
                                      Title:
Accepted and Acknowledged By:
PAUL CAPITAL ROYALTY ACQUISITION FUND
By:     Paul Capital Management, LLC,
        its General Partner
By:  ____________________________________
        Name:   Walter Flamenbaum, M.D.
        Title:  Managing Member

                            ACKNOWLEDGMENT OF GRANTOR


STATE OF ___________________        )

                                    ) ss.

COUNTY OF__________________         )

        On this __ day of ___________, ____ before me personally appeared ____________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of _________________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.



_____________________________
{seal} Notary Public

                    [Signature page to Agreement (Trademark)]

                                                                       EXHIBIT C
                                                           TO SECURITY AGREEMENT

                                    AGREEMENT
                                   (Copyright)
        This Agreement (Copyright) (this "Agreement"), dated as of October 16, 2001, is made by Vita Special Purpose Corp, a Delaware corporation (the "Grantor"), in favor of Paul Capital Royalty Acquisition Fund, L.P., a Delaware limited partnership (the "Grantee").

                                    RECITALS
        Pursuant to the terms of that certain Security Agreement, dated as of October 16, 2001 (as may be amended, extended and replaced from time to time, the "Security Agreement"), made by the Grantor in favor of the Grantee, the Grantor granted the Grantee a security interest in all of the Grantor's patents, trademarks, copyrights and other intellectual property and agreed to execute and deliver certain supplemental documents, including, without limitation, this Agreement.

               NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantor agrees, for the benefit of the Grantee as follows:

1.      Definitions

               Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

2.      Grant of Security Interest

               As collateral security for the prompt and complete payment and performance of the Obligations, the Grantor hereby assigns and pledges to the Grantee and hereby grants to the Grantee a security interest in, all of the Grantor's right, title and interest in and to the following, whether now or hereafter existing or acquired (the "Copyright Collateral"):

        (a) all copyrights and mask works of the Grantor and all registrations and applications for registration of copyrights and mask work in the Territories, whether pending or in preparation, including without limitation those listed in Item A of Attachment 1 hereto (collectively, the "Copyrights");

        (b) all licenses of Copyrights to or by Grantor, including without limitation each Copyright license referred to in Item B of Attachment 1 hereto (collectively, the "Copyright Licenses");

        (c) all reissues, extensions or renewals of, and amendments to, any of the items described in clauses (a) and (b); and

        (d) all proceeds of, and rights associated with, any of the foregoing (including without limitation license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any Copyright and for breach or enforcement of any Copyright License and all rights corresponding thereto throughout the world.

3.      Security Agreement

               This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Grantee in the Copyright Collateral with the United States Copyright Office and the Canadian Copyright Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Grantee under the Security Agreement. The Security Agreement (and all rights and remedies of the Grantee thereunder) shall remain in full force and effect in accordance with its terms.

4.      Release of Security Interest

               Upon the indefeasible payment in full of the Obligations then due and payable, the security interest granted herein shall automatically terminate, and all rights to the Copyright Collateral shall revert to the Grantor. Upon any such termination, the Grantee shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as Grantor shall reasonably request to release the Lien upon the Copyright Collateral which has been granted hereunder to evidence such termination.

5.      Acknowledgment

               The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

6.      Transfer of Title

               Notwithstanding anything to the contrary, to the extent title in or to the Copyright Collateral is transferred to a third party, the third party shall take its rights in the Copyright Collateral subject to the obligations and duties of: (i) Vita Licensing under the Vita License Agreement and (ii) and Grantor under the Vita SPC License Agreement.

7.      Counterparts

               This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original, and all of which shall constitute together but one and the same agreement.

                            [Signature page follows]

               IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the day and year first above written.

                                      VITA SPECIAL PURPOSE CORP.



                                      By: ______________________________________
                                      Name:
                                      Title:

Accepted and Acknowledged By:
PAUL CAPITAL ROYALTY ACQUISITION FUND
By:     Paul Capital Management, LLC,
        its General Partner
By:  ____________________________________
        Name:   Walter Flamenbaum, M.D.
        Title:  Managing Member

                            ACKNOWLEDGMENT OF GRANTOR

STATE OF ___________________        )

                                    ) ss.

COUNTY OF__________________         )

        On this __ day of ___________, ____ before me personally appeared ____________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ___________________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.




_____________________________
{seal} Notary Public

                    [Signature page to Agreement (Copyright)]